UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event reported) — December 14, 2018 (December 11, 2018)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

745 Fifth Avenue, 19th Floor, New York, NY 10151
(Address of principal executive offices and zip code)

(646) 429-1800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Approval of Senior Executive Retention Bonus Awards.

On December 11, 2018, the Human Resources and Compensation Committee of the Board of Directors of the Company approved a series of one-time retention incentive awards (the “2018 Retention Awards”) for five (5) senior executives of the Company (excluding the Chief Executive Officer), including David Doft (EVP, Chief Financial Officer: $650,000); Mitchell Gendel (EVP, General Counsel: $650,000); and David Ross (EVP, Strategy and Corporate Development: $500,000) The amount of each 2018 Retention Award will be equal to the applicable executive’s respective target annual bonus award for 2018. Payment of each 2018 Retention Award by the Company is conditioned on continued employment through the successful closing of a significant transaction in 2019, including either a Change of Control of the Company (as defined in the Company’s 2016 Stock Incentive Plan), or the sale of assets, direct investment or a capital markets offering with aggregate proceeds to the Company from any such transaction equal to not less than $100 million (each, a “Payment Event”). In the event an executive terminates his or her employment for good reason or the Company terminates an executive’s employment without cause prior to a Payment Event, such executive is entitled to receive the full amount of his or her 2018 Retention Award.  An executive will forfeit the 2018 Retention Award in the event that he or she resigns without good reason or is terminated for cause prior to a Payment Event.

Each 2018 Retention Award will be evidenced by a separate written agreement to be entered into by the Company and the recipient of such award. This summary of the 2018 Retention Awards is qualified by reference to the full text of the form of 2018 Retention Award, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Form of Senior Executive Retention Award (December 2018).

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: December 14, 2018	MDC Partners Inc.

	By:	/s/ Mitchell Gendel Mitchell Gendel General Counsel & Corporate Secretary

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